                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                        ENSCO International Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
       [X] No Fee Required.
       [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
       (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
       (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
       (5) Total fee paid:

--------------------------------------------------------------------------------
       [_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

--------------------------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
       (3) Filing Party:

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       (4) Date Filed:

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

                                     [LOGO]
                                     ENSCO

CARL F. THORNE
Chairman and Chief Executive Officer

                                 March 22, 2002

DEAR FELLOW STOCKHOLDER:

     On behalf of our Board of Directors, I cordially invite you to attend the 2002 Annual Meeting of Stockholders of ENSCO International Incorporated (the "Company"). The Annual Meeting will be held at 10:00 a.m. on Tuesday, May 14, 2002, at the Fairmont Hotel, 1717 N. Akard Street, Dallas, Texas. Your Board of Directors and officers look forward to personally greeting those Stockholders who are able to attend.

     At the Annual Meeting, Stockholders will be asked to vote on the election of two Class II Directors, as described in detail in the attached Proxy Statement for the Annual Meeting. Your Board of Directors recommends that you vote "For" the individuals nominated.

     Your vote is important. Whether or not you are able to attend the Annual Meeting, I hope that you will vote promptly. This will save your Company additional expenses associated with soliciting proxies, as well as ensure that your shares are represented. Most stockholders have a choice of voting over the Internet, by telephone or by mailing the enclosed proxy card or voting instructions. Voting over the Internet, by telephone or by proxy or voting instructions will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card or voting instructions regarding each of the voting options available to you. You may vote in person at the Annual Meeting even if you have previously submitted your vote.

                                        Yours respectfully,

                                        /s/ Carl F. Thorne


                                        Carl F. Thorne

                        ENSCO INTERNATIONAL INCORPORATED
                               2700 Fountain Place
                                1445 Ross Avenue
                            Dallas, Texas 75202-2792
                                 (214) 922-1500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 14, 2002

     The Annual Meeting of Stockholders of ENSCO International Incorporated (the "Company") will be held at the Fairmont Hotel, 1717 N. Akard Street, Dallas, Texas, at 10:00 a.m., Dallas time, on Tuesday, May 14, 2002, to consider and vote on:

     1. The election of two Class II Directors, each for a three-year term; and

     2. Such other business as may properly come before the Annual Meeting.

     Stockholders of record at the close of business on March 22, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of all stockholders entitled to vote at the Annual Meeting is on file at the executive offices of the Company, 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202-2792.

                                   By Order of the Board of Directors

                                   /s/ Cary A. Moomjian, Jr.

                                   Cary A. Moomjian, Jr.
                                   Vice President, General Counsel and Secretary

March 22, 2002

YOUR VOTE IS IMPORTANT. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE ENCLOSED PROXY CARD OR VOTING INSTRUCTIONS.

ENSCO INTERNATIONAL INCORPORATED

PROXY STATEMENT

     The following information is submitted concerning the matters to be acted upon at the Annual Meeting of Stockholders (the "Annual Meeting") of ENSCO International Incorporated (the "Company") to be held at the Fairmont Hotel, 1717 N. Akard Street, Dallas, Texas, on Tuesday, the 14th day of May, 2002, at 10:00 a.m., Dallas time, or any adjournment thereof, pursuant to the enclosed Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy card or voting instructions are first being sent on or about March 25, 2002 to holders of the Company's shares of capital stock entitled to vote at the Annual Meeting (the "Stockholders").

VOTING AND PROXY

     Proxies are solicited on behalf of the Board of Directors of the Company. Most Stockholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing the enclosed proxy or voting instructions card and mailing it in the envelope provided. Please refer to your proxy card or voting instructions for voting options available to you. A proxy vote authorization may be revoked by a Stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy card bearing a later date. A proxy shall also be revoked if a Stockholder of record is present at the Annual Meeting and elects to vote in person.

     Unless contrary instructions are indicated, all shares represented by validly executed proxy cards or voting instructions (including an Internet or telephone vote) received pursuant to this solicitation (and which have not been revoked before they are voted) will be voted:

     1.   FOR the election of the Class II nominees for Directors named herein;
          and

     2. In accordance with the recommendation of management as to any other matters which may properly come before the Annual Meeting.

     In the event a Stockholder specifies a different choice by means of the enclosed proxy card or voting instructions, his/her shares will be voted in accordance with the specification so made.

     The cost of solicitation of proxies, if any, will be borne by the Company and, upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees for reasonable expenses incurred by them in forwarding proxy material to and solicitation of proxies from beneficial owners of the Company's common stock, par value $.10 per share ("Common Stock"). In addition to the use of mail, regular employees or agents of the Company may solicit proxies by telephone or other means of communication.

VOTING SECURITIES OUTSTANDING

     The Stockholders entitled to vote at the Annual Meeting are the holders of record at the close of business on March 22, 2002 (the "Record Date") of approximately 134,742,057 outstanding shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting. A list of all Stockholders entitled to vote is on file at the executive offices of the Company, 2700 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202-2792. Only Stockholders of record on the books of the Company on the Record Date will be entitled to vote at the Annual Meeting.

     For purposes of conducting the Annual Meeting, the holders of at least a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum. A holder of stock shall be treated as being present at the Annual Meeting if the holder of such stock is (i) present in person at the Annual Meeting or (ii) represented at the Annual Meeting by a valid proxy, whether the instrument granting such proxy is marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters
                                       1
to be voted upon at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the Chairman of the Board of Directors or the Stockholders holding a majority of the Common Stock present at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting. The proposal being submitted to Stockholders for approval shall be approved upon establishment of a quorum if the votes cast in favor of such proposal exceed the votes cast opposing such proposal. The Company's Bylaws include provisions specifically addressing the treatment of abstentions and non-votes by brokers. In determining the number of votes cast, shares abstaining from voting on a matter and shares that are indicated as not being voted on a matter by brokers due to lack of discretionary authority will not be treated as votes cast.

OWNERSHIP OF VOTING SECURITIES

     The following tables set forth certain information concerning the number of shares of Common Stock owned beneficially as of February 28, 2002, by (i) each person known to the Company to own more than five percent of the Common Stock (the only class of voting securities outstanding); (ii) each director of the Company, including employee directors; (iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company; and (iv) all directors and executive officers of the Company as a group.

Beneficial Owner Table
----------------------

               Name of                              Beneficial Ownership/(1)/
                                                 ------------------------------
           Beneficial Owner                          Amount        Percentage
        ----------------------                       ------        ----------

     FMR Corp.                                   19,477,500/(2)/      14.5
        82 Devonshire Street
        Boston, MA 02109

     American Century Investments, Inc.           9,166,617/(3)/       6.8
        P.O. Box 419385
        Kansas City, MO 64141-6385

     Directors and Executive Officers:

     Carl F. Thorne
        Chairman of the Board, Chief              1,911,922/(4)/       1.4
        Executive Officer and Director

     C. Christopher Gaut                            440,953/(5)/        --/(6)/
        Senior Vice President, Chief
        Financial Officer, Member-Office
        of the President and Chief
        Operating Officer

     William S. Chadwick, Jr.                       258,796/(7)/        --/(6)/
        Senior Vice President,
        Member-Office of the President and
        Chief Operating Officer

     Phillip J. Saile                               218,008/(8)/        --/(6)/
        Senior Vice President,
        Member-Office of the President and
        Chief Operating Officer

               Name of                              Beneficial Ownership/(1)/
                                                 ------------------------------
           Beneficial Owner                          Amount        Percentage
        ----------------------                       ------        ----------

     Richard A. Wilson                             208,710/(9)/         --/(6)/
        Executive Vice President and
        Director

     Morton H. Meyerson                            160,665/(10)/        --/(6)/
        Director

     Thomas L. Kelly II                             83,415/(11)/        --/(6)/
        Director

     Craig I. Fields                                36,237/(12)/        --/(6)/
        Director

     Paul E. Rowsey, III                            28,428/(13)/        --/(6)/
        Director

     David M. Carmichael                            15,767/(14)/        --/(6)/
        Director

     Gerald W. Haddock                              12,835/(15)/        --/(6)/
        Director

     All Directors and Executive Officers        4,079,443/(16)/       3.0
     as a Group (17 persons, including
     those named above)

------------------------

     (1) At February 28, 2002, there were 134,710,404 shares of Common Stock outstanding. Unless otherwise indicated, each person or group has sole voting and dispositive power with respect to all shares.

     (2) Based upon information obtained from FMR Corp. as of February 28, 2002, FMR Corp. may be deemed to be the beneficial owner of 19,477,500 shares of Common Stock, of which it has sole voting power for 7,143,010 shares.

     (3) Based upon information obtained from American Century Investment Management, Inc. as of February 28, 2002, American Century Investment Management, Inc. may be deemed to be the beneficial owner of 9,166,617 shares of Common Stock.

     (4) Includes 350,000 shares immediately issuable upon exercise of options and 7,673 shares held indirectly under the ENSCO Savings Plan and Supplemental Executive Retirement Plan ("SERP").

     (5) Includes 252,900 shares immediately issuable upon exercise of options and 14,000 shares of restricted stock of which 8,000 vest at the rate of 2,000 per annum and 6,000 vest at the rate of 2,000 per annum. Also includes 3,513 shares held indirectly under the ENSCO Savings Plan and SERP and 5,400 shares gifted under TUGMA to minor children for which Mr. Gaut disclaims beneficial ownership.

     (6) Ownership is less than one percent of the shares of Common Stock outstanding.

     (7) Includes 162,500 shares immediately issuable upon exercise of options and 19,000 shares of restricted stock of which 8,000 vest at the rate of 2,000 per annum, 6,000 vest at the rate of 2,000 per annum and 5,000 vest at the rate of 1,000 per annum. Also includes 12 shares held indirectly under the ENSCO Saving Plan and SERP.

     (8) Includes 131,250 shares immediately issuable upon exercise of options and 19,000 shares of restricted stock of which 8,000 vest at the rate of 2,000 per annum, 6,000 vest at the rate of 2,000 per annum and 5,000 vest at the rate of 1,000 per annum. Also includes 500 shares owned by Mr. Saile's wife, in respect of which Mr. Saile disclaims beneficial ownership, and 2,808 shares held indirectly under the ENSCO Savings Plan and SERP.

     (9) Includes 87,500 shares immediately issuable upon exercise of options and 20,000 shares of restricted stock of which 12,000 vest at the rate of 4,000 per annum and 8,000 of which vest at the rate of 2,000 per annum.

     (10) Includes 24,000 shares immediately issuable upon exercise of options.

     (11) Includes 12,000 shares immediately issuable upon exercise of options.

     (12) Includes 30,000 shares immediately issuable upon exercise of options. Also includes 6,237 shares owned by Mr. Field's wife, in respect of which Mr. Field disclaims beneficial ownership.

     (13) Includes 27,000 shares immediately issuable upon exercise of options.

     (14) Includes 15,000 shares immediately issuable upon exercise of options.

     (15) Includes 12,000 shares immediately issuable upon exercise of options.

     (16) Includes all shares owned individually by the Company's executive officers and directors, including 5,400 shares gifted under TUGMA to minor children of Mr. Gaut, 500 shares owned by Mr. Saile's wife, 6,237 shares owned by Mr. Field's wife, 1,449,394 shares issuable upon exercise of options, 117,500 shares of restricted stock and 41,117 shares held indirectly under the ENSCO Savings Plan and SERP.

PROPOSAL 1

ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors of the Company is divided or "classified", with respect to the time for which they individually hold office, into three classes ("Classes I, II and III") consisting of, as nearly as possible, one third of the entire Board. The Company's Bylaws specify that the Board of Directors shall be comprised of not less than three nor more than fifteen directors. The Company's Board of Directors currently is comprised of eight members and will be comprised of seven members following the Annual Meeting if the two Class II Director nominees are elected. Each director holds office for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected. The current term for Class II Directors will expire at the 2002 Annual Meeting of Stockholders. The current term for Class I and Class III Directors will expire at the 2003 and 2004 Annual Meetings of Stockholders, respectively.

     Two persons are nominated for election as Class II Directors at the Annual Meeting. The Board of Directors urges you to vote FOR the election of the individuals who have been nominated to serve as Class II Directors. It is intended that each validly executed proxy or voting instructions solicited hereby (including an Internet or telephone vote) will be voted FOR the election of the listed nominees for Class II Directors, unless a contrary instruction has been indicated on such proxy or voting instructions. If, at the time of the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy will be used to vote for a substitute or substitutes as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Nominees
--------

Class II Directors
------------------

Morton H. Meyerson; age 63; Chairman and Chief Executive Officer, 2M Companies, Inc.

     Morton H. Meyerson is a nominee for reelection to the Board of Directors as a Class II Director.

     Mr. Meyerson has been a director of the Company since September 1987. Mr. Meyerson currently serves as Chairman and Chief Executive Officer of 2M Companies, Inc. He served as Chairman of the Board of Perot Systems from September 1996 until November 1997. In addition, from June 1992 until September 1996 and from July 1997 until January 1998, Mr. Meyerson served as Chief Executive Officer of Perot Systems. Mr. Meyerson serves as a board member of the National Parks Foundation and is a director of Teletech Holdings, Inc. Mr. Meyerson holds Bachelor of Arts degrees in Economics and Philosophy from The University of Texas. Mr. Meyerson is Chairman of the Nominating and Compensation Committee. He lives in Dallas, Texas.

Joel V. Staff; age 57; Chairman of the Board, National Oilwell, Inc.

     Joel V. Staff is a nominee for election to the Board of Directors as a Class II Director.

     Mr. Staff was associated with Baker Hughes, Inc., a supplier of reservoir-centered products, services and systems to the oil and gas industry, between 1976 and June of 1993 and served in various financial and general management positions including Senior Vice President and President of the drilling and production groups. From July 1993 to May 2001, Mr. Staff served as Chairman, President and Chief Executive Officer of National Oilwell, Inc. Mr. Staff currently serves as Chairman of the Board of National Oilwell, Inc., and is a director of T-3 Energy Services, Inc. He holds a Bachelor of Arts degree from The University of Texas in Austin and a Master of Business Administration degree from Texas A&M University. He lives in Houston, Texas.

     National Oilwell, Inc. is a manufacturer and seller of oilfield equipment and related spare and replacement parts that engages in transactions with the Company. During 2001, the Company paid approximately $23.3 million for purchases of equipment, spare and replacement parts from National Oilwell, Inc. and its affiliates. T-3 Energy Services, Inc. is involved in the manufacture, distribution and repair of oilfield machinery and equipment as well as equipment maintenance and repair services. During 2001, the Company paid approximately $1 million for materials and services provided by T-3 Energy Services, Inc. and its affiliates. All purchases from these companies were on terms competitive with other third party vendors. The Company plans to continue these business relationships.

The Board of Directors recommends that Stockholders vote "FOR" the election of each of the nominees for Class II Directors named above.

Current Directors
-----------------

Class I Directors
-----------------

Gerald W. Haddock; age 54; Private Investor

     Mr. Haddock has been a director of the Company since December 1986. He established Haddock Investments, L.L.C. and has served as a private consultant and investor since June 1999. He served in various capacities with Crescent Real Estate Equities Company, including Chief Executive Officer, Chief Operating Officer and director and trust manager between May 1994 and June 1999. Mr. Haddock holds a Bachelor of Business Administration degree from Baylor University, a Juris Doctorate degree from Baylor University College of Law and a Master of Taxation degree from New York University. Mr. Haddock is Chairman of the Audit Committee. He lives in Fort Worth, Texas.

Paul E. Rowsey, III; age 47; President, Eiger, Inc.

         Mr. Rowsey has been a director of the Company since January 2000. He has served as President of Eiger, Inc., a private real estate management and investment firm, since its formation in January 1999. Prior to forming Eiger, Mr. Rowsey joined Rosewood Property Company in 1988 and became President of its real estate group and a member of its Board in 1989. He currently serves as a director of Crescent Real Estate Equities Company. He holds a Bachelor of Arts degree in management science from Duke University and a Juris Doctorate degree from Southern Methodist University. He lives in Dallas, Texas.

Carl F. Thorne; age 61; Chairman and Chief Executive Officer of the Company

         Mr. Thorne has been a director of the Company since December 1986. He was elected President and Chief Executive Officer of the Company in May 1987, and served as President until January 2002. He was elected Chairman of the Board of Directors in November 1987. Mr. Thorne holds a Bachelor of Science degree in Petroleum Engineering from The University of Texas and a Juris Doctorate degree from Baylor University College of Law. He lives in Dallas, Texas.

Class III Directors
-------------------

David M. Carmichael; age 63; Private Investor

         David M. Carmichael has been a director of the Company since May of 2001. He has been a private investor since June 1996. He served in various senior management positions with Reading & Bates Corporation between 1965 and 1976, and then became Chairman and Chief Executive officer of WellTech, Inc. until 1984, when he formed CARCON Corporation. Following CARCON's merger into American Oil & Gas Corporation in 1986, he served as Chairman, Chief Executive Officer and President until its merger with KN Energy, Inc. in 1994, when he became Vice Chairman and Chairman of the Management Committee until June 1996. Mr. Carmichael is a director of Tom Brown, Inc. Mr. Carmichael holds a Plan II Honors degree from the School of Arts and Sciences at The University of Texas in Austin, and a Juris Doctorate degree from The University of Texas School of Law. He lives in Houston, Texas.

Thomas L. Kelly II; age 43; General Partner of CHB Capital Partners

         Mr. Kelly has been a director of the Company since September 1987. He has been a General Partner of CHB Capital Partners since July 1994. Between 1984 and 1994, he served as a principal with private equity investment companies. Mr. Kelly holds a Bachelor of Arts degree in Economics and a Bachelor of Science degree in Administrative Science from Yale University and a Master of Business Administration degree from Harvard University. He lives in Denver, Colorado.

Class II Directors
------------------

Craig I. Fields; age 55; Chairman, Defense Science Board

         Dr. Fields has been a director of the Company since March 1992. He has served as Chairman of the Defense Science Board since 1995. He served as Vice Chairman of Alliance Gaming Corporation from September 1994 to June 1997. From 1990 through August 1994, Dr. Fields was Chairman and Chief Executive Officer of Microelectronics and Computer Technology Corp. Between 1974 and 1990, Dr. Fields served the Defense Advanced Research Projects Agency, a research division of the office of the Secretary of Defense, as Director. Dr. Fields holds a Bachelor of Science degree in Physics from the Massachusetts Institute of Technology and a Ph.D. from Rockefeller University. Dr. Fields will retire as a member of the Company's Board of Directors upon the May 14, 2002 expiration of his term. He lives in Washington, D.C.

Morton H. Meyerson

         Mr. Meyerson is a nominee for reelection to the Board of Directors as a Class II Director (see page 5).

Richard A. Wilson; age 64; Executive Vice President of the Company

         Mr. Wilson has been a director of the Company since June 1990. Mr. Wilson joined the Company in July 1988 and was elected President of ENSCO Drilling Company, a wholly-owned subsidiary of the Company, in August 1988. Mr. Wilson was elected Senior Vice President - Operations of the Company in October 1989 and Chief Operating Officer in June 1991 and served in those capacities until he assumed his present position in January 2002. Mr. Wilson holds a Bachelor of Science degree in Petroleum Engineering from the University of Wyoming. Mr. Wilson will retire as a member of the Company's Board of Directors upon the May 14, 2002 expiration of his term. He lives in Dallas, Texas.

MEETINGS AND COMMITTEES OF THE BOARD

Board of Directors

         The Board of Directors met four times during the year ended December 31, 2001. The Board of Directors has two standing committees: the Audit Committee and the Nominating and Compensation Committee. During 2001, each incumbent director attended 100% of the meetings held by the Board and the committees of which he was a member.

Audit Committee

         The Company's Audit Committee recommends a firm of independent accountants to examine the consolidated financial statements of the Company, reviews the general scope of services to be rendered by the independent accountants, reviews the financial condition and results of operations of the Company and makes inquiries as to the adequacy of the Company's financial and accounting controls. The Committee currently consists of Chairman Gerald W. Haddock, Thomas L. Kelly II and Paul E. Rowsey, III.

                          REPORT OF THE AUDIT COMMITTEE
                          -----------------------------

         The Audit Committee of the Board of Directors is comprised of three independent directors who satisfy the requirements of independence as established in the New York Stock Exchange listing standards. The Audit Committee is governed by a charter approved by the Board of Directors.

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

         The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met five times during fiscal year 2001.

         Based upon the Audit Committee's review and discussions referred to above, and reliance on the Company's management and the Company's independent auditors, the Audit Committee recommended that the Board of Directors include the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee
Gerald W. Haddock, Chairman
Thomas L. Kelly II
Paul E. Rowsey, III

February 25, 2002

Nominating and Compensation Committee

         The principal functions of the Nominating and Compensation Committee are to recommend officers of the Company, to select nominees for the Board of Directors and committees of the Board and to review and approve employee compensation matters, including matters regarding the Company's various benefit plans. The Nominating and Compensation Committee met four times during 2001. The Committee currently consists of Chairman Morton H. Meyerson, David M. Carmichael and Thomas L. Kelly II.

         The names of potential director candidates are drawn from a number of sources, including recommendations from members of the Board, management and Stockholders. Stockholders wishing to recommend Board nominees should submit their recommendations in writing to the Secretary of the Company, with the submitting Stockholder's name and address and pertinent information about the proposed nominee similar to that set forth for the nominees named herein. A Stockholder intending to nominate an individual as a director at an annual meeting, rather than recommend the individual to the Company for consideration as a nominee, must comply with the advance notice requirements set forth in the Company's Bylaws.

Compensation of Non-Employee Directors

         Each non-employee director receives annual compensation of $36,000, paid quarterly, one-half in cash and one-half in shares of Common Stock. Additionally, each non-employee director receives $1,000 in cash for each Board of Directors and committee meeting attended. Any non-employee director that serves the Company as Chairman of the Board of Directors, Chairman of the Nominating and Compensation Committee or Chairman of the Audit Committee also receives an additional $500 in cash for each meeting at which the director acts as Chairman. Non-employee directors are also eligible to participate in the Company's group medical and dental insurance plan on the same basis as full-time Company employees. A non-employee director's contribution to group medical and dental insurance premium costs is withheld from the quarterly payments of the director's annual retainer. Directors who are also employees of the Company do not receive any additional compensation for their services as directors.

         The number of shares of Common Stock issued quarterly under the ENSCO International Incorporated 1998 Incentive Plan as part of the annual compensation of each non-employee director is determined by dividing into $4,500 the average of the high and low prices of the Common Stock on the New York Stock Exchange on the first business day of each quarter. Thus, in 2001 Messrs. Fields, Haddock, Kelly, Meyerson and Rowsey received 773 shares of Common Stock at an average price of between $14.31 and $35.19 per share. Mr. Carmichael received 577 shares of Common Stock at an average price of between $14.31 and $35.54 per share from his election to the Board on May 15, 2001 through December 31, 2001. In 2001 Messrs. Orville D. Gaither and Dillard S. Hammett each received 260 shares of Common Stock at an average price of between $34.14 and $35.19 prior to their retirement from the Board on May 15, 2001. Mr. Daniel W. Rabun received 262 shares of Common Stock at an average price of between $22.84 and $35.54 from the date of his election to the Board on May 15, 2001 until his resignation from the Board August 19, 2001.

         In May 1996, the Stockholders approved the Company's 1996 Non-Employee Directors' Stock Option Plan ("Directors' Plan") which was adopted by the Board of Directors on February 21, 1996. Under the Directors' Plan, 600,000 shares of Common Stock are reserved for issuance. Pursuant to the Directors' Plan, non-employee directors are granted options to purchase shares of Common Stock as follows: (a) each non-employee director elected after February 21, 1996 who has not previously served as a director shall be granted an option, effective as of the date such director is elected, to purchase 15,000 shares of Common Stock and
(b) each other non-employee director elected at, or continuing to serve following, each annual Stockholders meeting, commencing with the 1996 Annual Meeting, shall be granted an option to purchase 6,000 shares of Common Stock. Each of Messrs. Fields, Haddock, Kelly, Meyerson and Rowsey was granted options to purchase 6,000 shares of Common Stock on May 15, 2001 at an exercise price of $35.535 per share and Messrs. Carmichael and Rabun each was granted options to purchase 15,000 shares of Common Stock at such price on said date. The options granted to Mr. Rabun were subsequently forfeited to the Company upon his resignation from the Board August 19, 2001. On May 14, 2002, Messrs. Carmichael, Haddock, Kelly, Meyerson and Rowsey shall each receive an option to purchase 6,000 shares and Mr. Staff shall receive an option to purchase 15,000 shares, all at an exercise price per share equal to the average of the high and low selling price of Common Stock on that date. Such awards for Messrs. Meyerson and Staff are subject to their election at the Annual Meeting.

EXECUTIVE COMPENSATION

         The following table sets forth a summary of all compensation, including cash and other forms of remuneration, awarded through February 28, 2002, for services rendered in all capacities to the Company during 2001, to the Chief Executive Officer and the four other most highly compensated executive officers of the Company. The table also includes a summary of all compensation, including cash and other forms of remuneration, paid to these named individuals for the years 2000 and 1999.

Summary Compensation Table
--------------------------


                                                                                 Long-Term
                                              Annual Compensation           Compensation Awards
                                       -------------------------------    -----------------------
                                                               Other                                    All
                                                               Annual     Restricted   Securities       Other
                                                               Compen-       Stock     Underlying      Compen-
     Name and Principal                 Salary       Bonus     sation        Award       Options       sation
          Position           Year        ($)        ($)/(1)/  ($)/(2)/      ($)/(3)/    (#)/(4)/      ($)/(5)/
--------------------------   ----      -------      --------  --------    ----------   ----------     --------
Carl F. Thorne               2001      577,500      587,763      N/A          N/A       200,000        77,489
   Chief Executive Officer   2000      525,000      270,158      N/A          N/A         N/A          48,063
                             1999      500,000       13,315      N/A          N/A       200,000        29,882

Richard A. Wilson            2001      332,675      242,915      N/A          N/A       125,000        45,183
   Executive Vice President  2000      306,075      117,702      N/A          N/A         N/A          29,244
                             1999      291,500        6,210      N/A          N/A       150,000        19,859

C. Christopher Gaut          2001      277,200      228,278      N/A          N/A       125,000        34,491
   Senior Vice President,    2000      242,000      105,741      N/A          N/A         N/A          20,440
   Chief Financial Officer,  1999      220,000        4,102      N/A          N/A       150,000        11,195
   Member - Office of the
   President and Chief
   Operating Officer

William S. Chadwick, Jr.     2001      230,425      177,056      N/A          N/A       125,000        29,050
   Senior Vice President,    2000      209,475       74,751      N/A          N/A         N/A          18,162
   Member - Office of the    1999      199,500        3,188      N/A          N/A       150,000        11,070
   President and Chief
   Operating Officer

Phillip J. Saile             2001      224,500      176,754      N/A          N/A       100,000        29,997
   Senior Vice President,    2000      199,500       63,096      N/A          N/A         N/A          16,063
   Member - Office of the    1999      180,000        2,398      N/A          N/A       125,000         9,718
   President and Chief
   Operating Officer

  ____________________
N/A - Not Applicable.

(1) The amounts disclosed in this column represent the bonus awarded in respect of the corresponding year. Bonuses are awarded in the first quarter based on the Company's performance in the previous year. Bonuses are payable as follows: 50% of the amount awarded is paid in the first quarter of the year in which the award was made, and the remainder is payable in two equal installments during the first quarter of the two subsequent years, provided the officer remains employed by the Company at such date.

(2) The aggregate amount of perquisites and other personal benefits for any named executive does not exceed $50,000 or 10% of the total annual salary and bonus for any such named executive and is, therefore, not reflected in the table.

(3) The amounts disclosed in this column, if any, represent the value of restricted stock awards on the date of grant. The restricted stock awards have vesting schedules of ten years and vest based on the passage of time and the continued employment of the named executive. The total number of shares of unvested restricted stock held as of December 31, 2001, and the value of such shares, based on the closing price of the Common Stock at December 30, 2001 of $24.85, is as follows: Mr. Wilson, 20,000 shares ($497,000),

         12,000 of which vest at the rate of 4,000 per annum and 8,000 of which vest at the rate of 2,000 per annum; Mr. Gaut, 14,000 shares ($347,900), 8,000 of which vest at the rate of 2,000 per annum and 6,000 of which vest at the rate of 2,000 per annum; Mr. Chadwick, 19,000 shares ($472,150) of which 8000 vest at the rate of 2,000 per annum, 6,000 of which vest at the rate of 2,000 per annum and 5,000 of which vest at the rate of 1,000 per annum; Mr. Saile, 19,000 shares ($472,150) of which 8,000 vest at the rate of 2,000 per annum, 6,000 of which vest at the rate of 2,000 per annum and 5,000 of which vest at the rate of 1,000 per annum. Each of the named executive officers are entitled to receive all dividends and other distributions paid with respect to those shares of restricted stock held by such executive officers.

(4) Amounts in this column represent options to acquire shares of Common Stock. The Company does not have SARs.

(5) Amounts in this column for 2001 include premiums paid for group term life insurance and contributions to various Company benefit plans, which are as follows:

                                                              Company Contributions
                                                   ----------------------------------------
                                      Group         ENSCO          Profit
                                    Term Life      Savings        Sharing
                                    Insurance       Plan            Plan            SERP          Total
                                    ---------       ----            ----            ----          -----
    Carl F. Thorne                     $7,524      $6,800         $12,096         $51,069        $77,489
    Richard A. Wilson                   4,879       6,800          12,096          21,408         45,183
    C. Christopher Gaut                   908       6,800          12,096          14,687         34,491
    William S. Chadwick, Jr.            1,134       6,800          12,096           9,020         29,050
    Phillip J. Saile                    2,185       6,800          12,096           8,916         29,997

         The following table sets forth information regarding individual grants of stock options made to each of the named executive officers during the year ended December 31, 2001:

                        Option Grants in Last Fiscal Year
                        ---------------------------------




                                         Individual Grants                                         Potential Realizable Value at
    ------------------------------------------------------------------------------------------     Assumed Annual Rates of Stock
                                Number of                                                          Price Appreciation for Option
                               Securities       % of Total                                                  Term
                               Underlying     Options Granted    Exercise or                       -----------------------
                                Options       to Employees in   Base Price ($      Expiration          5%          -10%
            Name                Granted         Fiscal Year       per share)          Date            ($)           ($)
    ------------------------    -------        -------------      ----------      ------------     -----------   ---------
    Carl F. Thorne              200,000            9.4%             33.89          5/8/2006        1,872,636     4,138,037
    Richard A. Wilson           125,000            5.9%             33.89          5/8/2006        1,170,398     2,586,273
    C. Christopher Gaut         125,000            5.9%             33.89          5/8/2006        1,170,398     2,586,273
    William S. Chadwick, Jr.    125,000            5.9%             33.89          5/8/2006        1,170,398     2,586,273
    Phillip J. Saile            100,000            4.7%             33.89          5/8/2006          936,318     2,069,018

         The following table sets forth information regarding aggregated option exercises in 2001, the number of unexercised options segregated by those that were exercisable and those that were unexercisable at December 31, 2001, and the value of the in-the-money options segregated by those that were exercisable and those that were unexercisable at December 31, 2001:

                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Values
                  ---------------------------------------------

                                                          Number of Securities Underlying
                                                               Unexercised Options            Value of Unexercised In-the-Money
                            Shares                             at December 31, 2001             Options at December 31, 2001($)
                          Acquired on      Value               --------------------             -------------------------------
                          Exercise (#)   Realized ($)      Exercisable     Unexercisable        Exercisable       Unexercisable
                          ------------   ------------      -----------     -------------        -----------       -------------
Carl F. Thorne                N/A                N/A         300,000         300,000              1,686,250        1,610,000
Richard A. Wilson          37,500          1,284,188          50,000         200,000                 19,063        1,207,500
Christopher Gaut            9,600             41,568         215,400         200,000              1,110,128        1,207,500
William S. Chadwick, Jr.   50,000            879,221         125,000         200,000              1,226,563        1,207,500
Phillip J. Saile           31,250          1,090,625         100,000         162,500                 38,125        1,006,250

--------------------
N/A - Not Applicable.

                          REPORT OF THE NOMINATING AND
                          ----------------------------
                             COMPENSATION COMMITTEE
                             ----------------------

Compensation Philosophy and Objectives
--------------------------------------

         The philosophy of the Company's compensation program is to employ, attract, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include the preservation of a strong financial posture, improvement of the size and quality of the Company's asset base, and positioning the Company's assets and business segments in geographic and industry markets offering long-term growth in profitability relative to the Company's competitors. The accomplishment of these objectives is measured against conditions characterizing the industry in which the Company operates.

Executive Officer Compensation
------------------------------

         The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation and long-term incentive compensation in the form of stock options and restricted stock. Additionally, executive officers may participate, on the same basis as other employees, in the employer matching and profit sharing provisions of the Company's defined contribution retirement plans which allow all employees to save for their retirement on a tax deferred basis. For 2001, the maximum total Company matching contribution available to officers and other employees was 5% of salary. Profit sharing contributions are closely aligned with the Company's financial performance, and amounted to approximately 7.1% of base salary for executive officers and other employees for the year.

         Base salary levels for the Company's executive officers are set relative to the Company's competitors and reflect the Nominating and Compensation Committee's assessment of the executive's contribution in relation to the Company's financial and stock price performance and the achievement of specified business objectives. Effective July 1, 2001, the Company increased the base salaries of executive officers pursuant to a review of the compensation of all employees worldwide.

         Another element of compensation is the Company's Key Employees' Incentive Compensation Plan (the "Incentive Compensation Plan"), under which key employees may receive a cash bonus upon the achievement of predetermined performance goals and a supplemental award as determined by the Committee. The purpose of the Incentive Compensation Plan is to link the cash compensation of executive officers and management directly to the Company's financial performance and certain other goals and objectives related to enhancement of stockholder value, and to provide a layer of variable cash compensation which enables the Company to be strongly competitive in attracting and retaining talented personnel during periods of high demand without creating an unduly high fixed cost overhead structure which could be burdensome during periods of weak demand. Among the performance measurement criteria utilized under the Incentive Compensation Plan are stock price appreciation, return on capital employed, operating margins, general and administrative expense levels relative to the Company's competitors, and safety performance. The total amount of the awards indicated by performance measurement formulae is limited as a function of net income. Based upon improved financial results for the year, the Company paid both formula derived and supplemental awards to executive officers in 2002 relative to 2001 performance. Bonuses earned under the Incentive Compensation Plan vest over three years, generally contingent upon continued employment with the Company.

         An additional longstanding objective of the Committee has been to reward executive officers with equity compensation, in keeping with the Company's overall compensation philosophy of granting equity compensation to its personnel in an effort to further instill stockholder perspective and values in the actions of employees and executive officers. Both stock options and grants of restricted stock historically have been used to reward and provide incentives to executive officers and to retain them through the potential of share value appreciation and equity accumulation. Such awards vest over a number of years and are therefore long-term in nature. Stock option awards were made to executive officers of the Company in 2001, all vesting over four years, having a five year term, and exercisable at the market value of the stock as of the date of award. There were no restricted stock grants to the Company's five highest compensated executive officers during 2001. The Committee will continue to review, on an annual basis, the equity participation awards outstanding to the executive officers of the Company and will consider additional awards from time to time, based upon the philosophy stated above, the financial performance of the Company, and the Committee's assessment of each executive's ability to influence the Company's long-term growth and profitability. Because the value of stock options and restricted stock should, over time, bear a direct relationship to the Company's stock price, the Committee believes the award of options and grants represents an effective incentive to create value for the stockholders.

Chief Executive Officer Compensation
------------------------------------

         The Chief Executive Officer's ("CEO") salary is reviewed once annually, consistent with the Company's salary administration policy for all shore based employees. Adjustments are considered by the Committee based upon the Company's financial and stock price performance, its progress in achieving specified business objectives, and with regard to the salaries paid to chief executive officers of the Company's competitors. Effective July 1, 2001, the CEO's salary was increased to $605,000 per year.

         In accordance with the terms of the Incentive Compensation Plan, the CEO was awarded an incentive bonus of $587,763 in 2002 relative to 2001 performance. This was comprised of an amount of $195,695, determined solely by reference to the pre-established formula under the Incentive Compensation Plan, and a supplemental amount of $292,068 based upon the Committee's assessment of the CEO's contribution in connection with the Company's financial and stock price performance, the achievement of performance objectives and in consideration of the total compensation paid to chief executive officers of the Company's competitors. The performance objectives established for the CEO under the Incentive Compensation Plan include stock price appreciation, return on capital employed, margins and general and administrative expense levels relative to competitors, and the Company's safety record. All bonuses awarded vest over three years.

         In recognition of the Company's achievement and financial performance during 2001, the CEO was awarded options to purchase 200,000 shares of the Company's Common Stock. In addition, a special cash award of $100,000 was granted to the Chief Executive Officer on May 14, 2001. The options granted to the CEO vest over four years, are valid for a five-year term, and are exercisable at the market value of the Common Stock on the date of award.

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the Company's chief executive officer and the four other most highly compensated officers, unless such compensation meets certain specific requirements. The compensation programs for the Company are designed generally to preserve the tax deductibility of compensation paid to its executive officers. The Committee will, however, take into consideration the various other factors described in this report, together with Section 162(m) considerations, in making executive compensation decisions, and could, in certain circumstances, pay compensation that is not fully tax deductible.

Submitted by the
Nominating and Compensation Committee
Morton H. Meyerson, Chairman
David M. Carmichael
Thomas L. Kelly II

February 21, 2002

PERFORMANCE GRAPH

         The chart below presents a comparison of the five year cumulative total return, assuming $100 invested on December 31, 1996 and the reinvestment of dividends, if any, for the Common Stock, the Standard & Poor's 500 Stock Price Index and the Dow Jones Oil Drilling, Equipment and Services Index. *

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
 AMONG ENSCO INTERNATIONAL INCORPORATED, THE S & P 500 INDEX AND THE DOW JONES
                   OIL DRILLING, EQUIPMENT AND SERVICES INDEX

                                    [CHART]


                                                                               Cumulative Total Return
                                                                  ------------------------------------------------
                                                                    12/96   12/97   12/98   12/99    12/00   12/01
ENSCO INTERNATIONAL INCORPORATED                                      100     138      44      96      143     105
S & P 500 INDEX                                                       100     133     171     208      189     166
DOW JONES OIL DRILLING, EQUIPMENT & SERVICES INDEX                    100     149      72     110      163     113

*The Dow Jones Oil Drilling, Equipment and Services Index is comprised of forty companies in the oil drilling, equipment and services industry.

INDEPENDENT AUDITORS

         Arthur Andersen LLP served as the Company's independent auditors for the fiscal year ended December 31, 2001. In January 2002, the Board of Directors, after receiving the recommendation of the Audit Committee, appointed Arthur Andersen LLP as the Company's independent auditors for the fiscal year 2002. Since that date and as a result of the uncertainty regarding the future of Arthur Andersen LLP, the Board of Directors is considering whether it is appropriate to continue engagement of Arthur Andersen LLP as its independent auditors for fiscal year 2002. Provided that the Board of Directors has not decided to appoint a different firm of independent auditors before the Annual Meeting, representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement should they so desire.

Audit Fees

         The aggregate fees billed by Arthur Andersen LLP, and their respective affiliates (collectively, "Arthur Andersen") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $205,000.

Financial Information Systems Design and Implementation Fees

         There were no fees billed by Arthur Andersen for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

         The aggregate fees billed by Arthur Andersen for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2001 were $172,000, including $68,000 for subsidiary statutory audit services, $15,000 for employee benefit plan audit services, $9,000 for tax-related services and $80,000 for other miscellaneous services.

         The Audit Committee has considered whether the provision of the services by Arthur Andersen, as described above in "All Other Fees," is compatible with maintaining the principal accountant's independence.

GENERAL AND OTHER MATTERS

         The Company believes that Proposal 1 is the only matter that will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting, it is intended that the persons named in the proxy will vote in accordance with their best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% Stockholders are required by Commission regulations to furnish the Company copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company during the year ended December 31, 2001, no director, officer or beneficial holder of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, with the following exceptions: Mr. Richard A. Wilson did not file (a) a Form 4 for August 2000 reporting Mr. Wilson's exercise of options for 150,000 shares of Common Stock in such month or (b) a Form 4 for September 2000 reporting Mr. Wilson's sale of 150,000 shares of Common Stock in such month. These transactions were also not reported on a Form 5 for the year ended December 31, 2000 or December 31, 2001. A corrected Form 5 for the year ended December 31, 2001 was filed in March 2002 to report these transactions. Mr. Marshall Ballard did not report on his Form 5 for the year ended December 31, 2001, his surrender of 294 shares of Common Stock to satisfy his tax obligations in connection with the vesting of 1,000 shares of restricted Common Stock. A corrected Form 5 for the year ended December 31, 2001, was filed in March 2002 to report this transaction. The aforesaid transactions did not result in any liability under the short-swing profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         A holder of the Company's securities intending to present a proposal at the 2003 Annual Meeting must deliver such proposal, in writing, to the Company's principal executive offices no later than November 20, 2002 for inclusion in the Proxy Statement related to that meeting. The proposal should be delivered to the Company by certified mail, return receipt requested. A holder of the Company's securities whose proposal is not included in the Proxy Statement related to the 2003 Annual Meeting, but who still intends to submit a proposal at that meeting, is required to deliver such proposal, in writing, to the Secretary of the Company at the Company's principal executive offices, and to provide certain other information not less than 50 days, nor more than 75 days, prior to the meeting, in accordance with the Company's Bylaws. Any such proposal must also comply with the other provisions contained in the Company's Bylaws relating to Stockholder proposals.

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 is being mailed to Stockholders with this Proxy Statement. The Annual Report to Stockholders does not constitute a part of the proxy soliciting material.

         Whether or not you intend to be present at the Annual Meeting, you are urged to vote over the Internet, by telephone or return your proxy card or voting instructions promptly. If you are present at the Annual Meeting and wish to vote your stock in person, your proxy shall, at your request, be returned to you at the Annual Meeting.

--------------------------------------------------------------------------------
                                     PROXY
                       ENSCO INTERNATIONAL INCORPORATED
                Board of Directors Proxy for the Annual Meeting
              of Stockholders at 10:00 a.m., Tuesday, May 14, 2002
                      Fairmont Hotel, 1717 N. Akard Street
                              Dallas, Texas 75201

        The undersigned stockholder of ENSCO International Incorporated (the "Company") hereby appoints Carl F. Thorne and C. Christopher Gaut or either of them, each with full power of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and any adjournment(s) thereof:

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM (1), THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (2). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

                      (Please sign on the reverse side)
--------------------------------------------------------------------------------

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                       ENSCO INTERNATIONAL INCORPORATED

                                 May 14, 2002


                                          Please Detach and Mail in the Envelope Provided
------------------------------------------------------------------------------------------------------------------------------------
A [X] Please mark your
      votes as in this
      example.
                      FOR all nominees
                   listed at right (except
                      as marked to the
                       contrary below)     WITHHOLD
  1.  Election of                                     Nominees:  Morton H. Meyerson      2. On any other business that may properly
      Class II             [  ]              [  ]                Joel V. Staff              come before the Annual Meeting. In the
      Directors.                                                                            discretion of the proxies, hereby
                                                                                            revoking any proxy or proxies heretofore
                                                                                            given by the undersigned.

(INSTRUCTION: To vote against any individual                                             PLEASE SIGN, DATE AND MAIL TODAY.
nominee, strike a line through the nominee's name
in the list at right.)                                                                   Change of Address/Comments

                                                                                         ------------------------------------------

                                                                                         ------------------------------------------

                                                                                         ------------------------------------------



Signature of Stockholder(s)                                                                             Date:           , 2002
                           ----------------------------------------   --------------------------------       -----------
                                                                        (SIGNATURE IF HELD JOINTLY)
NOTE:   Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
------------------------------------------------------------------------------------------------------------------------------------